United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2008

Toro Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51974	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Dexter Ave. N, Suite 100

Seattle, WA 98109

(Address of principal executive offices with zip code)

206-273-7850

(Registrant's telephone number, including area code)

2820 Elliot Ave., Suite 106

Seattle, WA  98121

206-686-1757

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

On June 18, 2008, Toro Ventures Inc. moved its official office address to 1100 Dexter Ave N., Suite 100, Seattle, WA and changed its official phone number from 206-686-1757 to 206-273-7850.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Toro Ventures Inc.

Signed: /s/ Frederick Graham

Name: Frederick Grahma

Title: President and Chief Executive Officer

Date: June 18, 2008